SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          HOVNANIAN ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                   [LETTERHEAD OF HOVNANIAN ENTERPRISES, INC.]

                                                                January 26, 2000

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Thursday, March 16, 2000, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York. The meeting will start promptly at 10:30 a.m.

      It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose. Of course, if you attend the meeting, you may still choose to vote your shares personally, even though you have already returned a signed proxy. Important items to be acted upon at the meeting include the election of directors, ratification of the selection of independent accountants, the approval of amendments to the Company's 1983 Stock Option Plan and the approval of the Company's Senior Executive Short Term Incentive Plan.

      We sincerely hope you will be able to attend and participate in the Company's 2000 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

                                                Sincerely yours,


                                                /s/ Kevork S. Hovnanian

                                                KEVORK S. HOVNANIAN
                                                Chairman of the Board

                           HOVNANIAN ENTERPRISES, INC.

                                   ----------

                    Notice of Annual Meeting of Shareholders
                                January 26, 2000

                                   ----------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Thursday, March 16, 2000, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York at 10:30 a.m. for the following purposes:

            1. The election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company and until their respective successors may be elected and qualified.

            2. The ratification of the selection of Ernst & Young LLP as independent accountants to examine financial statements for the Company for the year ended October 31, 2000.

            3. The approval of amendments to the Company's 1983 Stock Option
      Plan.

            4. The approval of the Company's Senior Executive Short Term Incentive Plan.

            5. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

      Only shareholders of record at the close of business on January 17, 2000 are entitled to notice of and to vote at the meeting.

      Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, a form of proxy and the Company's Annual Report for the year ended October 31, 1999.

      All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                             By order of the Board of Directors,
                                             PETER S. REINHART
                                                              Secretary
January 26, 2000

--------------------------------------------------------------------------------

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                           HOVNANIAN ENTERPRISES, INC.
                                  10 Highway 35
                                  P.O. Box 500
                           Red Bank, New Jersey 07701

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

General

      The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the "Company") for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed commencing January 26, 2000 to each shareholder entitled to vote. The Company's Annual Report for the year ended October 31, 1999 accompanies this Proxy Statement.

      Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote such proxy for the Board of Directors' slate of Directors, for the ratification of selected independent accountants, for approval of the proposed amendments to the 1983 Stock Option Plan, for approval of the Senior Executive Short Term Incentive Plan, and as recommended by the Board of Directors unless contrary instructions are given. Any person executing a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

                     VOTING RIGHTS AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The record date for the determination of shareholders entitled to vote at the meeting is the close of business on January 17, 2000. On January 17, 2000, the voting securities of the Company outstanding consisted of 14,903,225 shares of Class A Common Stock, each share entitling the holder thereof to one vote and 7,643,473 shares of Class B Common Stock, each share entitling the holder thereof to ten votes.

      Other than as set forth in the table below, there are no persons known to the Company to own beneficially shares representing more than 5% of the Company's Class A Common Stock or Class B Common Stock.

      The following table sets forth as of January 17, 2000 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each Director and nominee for Director, by all Directors and officers of the Company as a group (including the named individuals) and holders of more than 5%:

                                                Class A Common Stock        Class B Common Stock
                                                --------------------        --------------------
                                                 Amount and                 Amount and
                                                  Nature of                  Nature of
           Directors, Nominees and               Beneficial     Percent      Beneficial    Percent
           Holders of More Than 5%              Ownership(1)  of Class(2)   Ownership(1)  of Class(2)
           -----------------------              ------------  -----------   ------------  -----------
      Kevork S. Hovnanian(3)(5) ............     5,492,887       36.9%      5,843,837       76.5%
      Ara K. Hovnanian(4) ..................     1,454,661        9.5%      1,234,096       15.7%
      Paul W. Buchanan .....................        46,020         .3%         21,480         .3%
      Arthur M. Greenbaum ..................         8,500         .1%          1,500         --
      Desmond P. McDonald ..................         8,750         .1%          3,750         .1%
      Peter S. Reinhart ....................        47,230         .3%         16,950         .2%
      J. Larry Sorsby ......................        82,160         .6%         21,840         .3%
      Stephen D. Weinroth ..................        22,750         .2%          2,250         --
      All Directors and officers as a group
            (10 persons) ...................     7,162,958       46.2%      7,145,703       90.3%

----------
Notes:
(1) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of 619,240 Class A Common Stock Options and 268,260 Class B Common Stock Options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (3), (4) and (5) below.
(2) Based upon the number of shares outstanding plus options for such director, nominee or holder.
(3) Includes 167,812 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.
(4) Includes 35,217 shares of Class A Common Stock and 79,167 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.
(5) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 129,562 shares of Class A Common Stock and 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 20,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, persons who own more than ten percent of a registered class of the Company's equity securities and certain entities associated with the foregoing ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange (the "ASE"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the ASE. Based solely on the Company's review of the copies of such forms it has received, the Company knows of no failure to file.

                              ELECTION OF DIRECTORS

      The Company's By-laws provide that the Board of Directors shall consist of eight Directors who shall be elected annually by the shareholders. The Company's Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent. The following persons are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director.

                                                                      Year First
                                                                       Became a
             Name               Age        Company Affiliation         Director
             ----               ---        -------------------         --------
      Kevork S. Hovnanian ....  76    Chairman of the Board, and         1967
                                         Director of the Company.
      Ara K. Hovnanian .......  42    President, Chief Executive         1981
                                         Officer and Director
                                         of the Company.
      Paul W. Buchanan .......  49    Senior Vice President--            1982
                                         Corporate Controller and
                                         Director of the Company.
      Arthur M. Greenbaum ....  74    Director of the Company.           1992
      Desmond P. McDonald ....  72    Director of the Company.           1982
      Peter S. Reinhart ......  49    Senior Vice President and          1981
                                         General Counsel/Secretary
                                         and Director of the Company.
      J. Larry Sorsby ........  44    Senior Vice President,             1998
                                         Treasurer and Chief
                                         Financial Officer and Director
                                         of the Company.
      Stephen D. Weinroth ....  61    Director of the Company.           1982

      Mr. K. Hovnanian founded the predecessor of the Company in 1959 and has served as Chairman of the Board since its initial incorporation in 1967. Mr. K. Hovnanian was also Chief Executive Officer of the Company from 1967 to July 1997.

      Mr. A. Hovnanian was appointed President in April 1988, after serving as Executive Vice President from March 1983. He has also served as Chief Executive Officer since July 1997. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

      Mr. Buchanan has been Senior Vice President -- Corporate Controller since May 1990.

      Mr. Greenbaum has been a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm since 1950. Mr. Greenbaum qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

      Mr. McDonald was a Director of Midlantic Bank N.A. from 1976 to December, 1995, Executive Committee Chairman of Midlantic Bank N.A. from August 1992 to December, 1995 and was President of Midlantic Bank N.A. from 1976 to June 1992. He was also a Director of Midlantic Corporation to December, 1995 and was Vice Chairman of Midlantic Corporation from June 1990 to July 1992. Mr. McDonald qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

      Mr. Reinhart has been Senior Vice President and General Counsel since April 1985. He was elected Secretary of the Company in February 1997.

      Mr. Sorsby was appointed Senior Vice President, Treasurer and Chief Financial Officer of the Company in February, 1996 after serving as Senior Vice President-Finance/Treasurer of the Company since March 1991.

      Mr. Weinroth is Chairman of the Board of Core Laboratories N.V., a New York Stock Exchange listed worldwide oil field services company. He is also a senior partner in Andersen, Weinroth & Co., L.P. a merchant banking firm. He has held such positions since 1994 and the beginning of 1996, respectively. From 1989 to the present, Mr. Weinroth has been Co-Chairman of the Board of Directors and Chairman of the Investment Committee of First Brittania N.V., an international mezzanine and equity fund. He is also a director of the Central Asian-American Enterprise Fund, a development lender and investor in five countries formerly in the Soviet Union; the Fund receives its capital from an agency of the United States government. Mr. Weinroth qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

Meetings of Board of Directors

      The members of the Audit Committee of the Board of Directors are Messrs. McDonald, Weinroth and Reinhart. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and meeting with them to review the results of their work as well as their recommendations. The Audit Committee has direct access to the Company's independent accountants and also reviews the fees of independent accountants and recommends to the Board of Directors the appointment of independent accountants.

      The Internal Audit Manager for the Company reports directly to the Audit Committee on, among other things, the Company's compliance with certain Company procedures which are designed to enhance management's understanding of operating issues and the results of the Audit Department's approximately 50 audits annually of the various aspects of the Company's business. The Audit Committee authorizes staffing and compensation of the internal audit department. The Company's Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 1999 the Audit Committee met twice and had numerous telephonic meetings with the Internal Audit Manager.

      The Compensation Committee consists of Messrs. McDonald and Weinroth. The Compensation Committee is currently chaired by Mr. Weinroth and is active in reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria utilized and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see "Report of the Compensation Committee" below. During the year ended October 31, 1999 the Compensation Committee met once.

      The Company has no executive or nominating committees. Procedures for nominating persons for election to the Board of Directors are contained in the Company's Bylaws.

      During the year ended October 31, 1999 the Board of Directors held four regularly scheduled meetings and three telephonic meetings. In addition, the directors considered Company matters and had numerous communications with the Chairman of the Board of Directors and others wholly apart from the formal meetings.

Director Compensation

      Each director who is not an officer of the Company is paid $2,000 per regularly scheduled meeting attended, $1,000 for each committee meeting attended on a board meeting day, $2,000 for each committee meeting attended on a day other than a board meeting day, $2,000 for special meetings attended and a bonus. From time to time, these directors are also granted stock options. All directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings. During the year ended October 31, 1999, Mr. McDonald received $32,000, Mr. Greenbaum received $28,000 and Mr. Weinroth received $32,000 including a bonus paid in January 2000. In addition, on June 4, 1999 these three directors were granted 5,000 stock options each at an exercise price of $8.375 (market price on the date of the grant). The options vest 33.3% a year starting on the first anniversary date of the grant and terminate June 3, 2009.

                      RATIFICATION OF THE SELECTION OF AND
                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      The selection of independent accountants to examine financial statements of the Company made available or transmitted to shareholders and filed with the Securities and Exchange Commission for the year ended October 31, 2000 is to be submitted to the meeting for ratification. Ernst & Young LLP has been selected by the Board of Directors of the Company to examine such financial statements.

      The Company has been advised that a representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

                          APPROVAL OF AMENDMENTS TO THE
                             1983 STOCK OPTION PLAN

      Shareholders are being asked to consider and approve a proposal to amend the 1989 Stock Option Plan (the "Plan"), as set forth in Exhibit A hereto, to
(1) allow certain amendments, alterations or discontinuation to be made to the Plan without obtaining approval of a majority of the shares entitled to vote thereon and (2) to extend the term of certain options previously granted under the Plan. The proposed changes to the Amendments and Termination section of the Plan will conform such section to the Amendments or Termination Section of the 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan, as approved on March 5, 1999. The option terms being extended, subject to shareholder approval, pursuant to the proposed amendments are reflected in the table set forth below.

      The proposed amendments to the plan are briefly summarized as follows:

      9. Amendments and Termination.

      The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would increase the total number of shares reserved for the purposes of the Plan or change the maximum number of shares for which Options may be granted to any Optionee or (b) without the consent of an Optionee, would impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan; provided, however, that the Compensation Committee may amend the Plan in such manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

Effects of Proposed Amendments

      The following table provides information on previously granted options which will be affected by the proposed amendments.

                                                                         Expiration Date
                                                               Current    Giving Effect
                                          Dollar    Number    Expiration    To Proposed
        Name and Position                 Value   of Options     Date        Amendments
        -----------------                 -----   ----------     ----        ----------
        Ara K. Hovnanian
           President, CEO .............  $5.125    225,000      5/4/00        5/4/05
        Paul W. Buchanan
           SVP - Corporate Controller .  $5.125     30,000      5/4/00        5/4/05
        Peter S. Reinhart
           SVP and General
           Counsel/Secretary ..........  $5.125     24,000      5/4/00        5/4/05
        J. Larry Sorsby
           SVP, Treasurer and CFO .....  $5.125     21,000      5/4/00        5/4/05
        Other Non-Hovnanian
           Executives .................  $5.125     46,000      5/4/00        5/4/05

      The Company's Board of Directors has approved the amendment to the Plan and recommends that shareholders vote for the approval of the amendment to the Plan. Accordingly, the persons named in the enclosed proxy intend to vote at the meeting for the approval of the amendment to the Plan unless otherwise directed by the shareholder appointing them.

               APPROVAL OF THE EXECUTIVE SHORT-TERM INCENTIVE PLAN

      Shareholders are being asked to consider and, if deemed advisable, to approve an Executive Short-Term Incentive Plan (the "Incentive Plan") for executive officers of the Company and its subsidiaries. The Company currently has a cash bonus plan, in which Messrs. Kevork and Ara Hovnanian participate, under which annual cash awards are made based on a formula tied to the Company's annual return on equity. Shareholder approval of the Incentive Plan is required so that these cash awards to any "covered employee" can be excluded from the $1 million limit on deductible compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). (A "covered employee" is an executive officer named in the "Summary Compensation Table" who is acting in such capacity on the last day of the applicable tax year of the Company and its subsidiaries.) If Incentive Plan awards do not comply with the requirements of Section 162(m), the Company would lose the benefit of a compensation deduction to the extent that total compensation earned by an individual executive officer, including compensation earned as a result of such Incentive Plan awards, exceeds $1 million in any one year.

Summary of the Incentive Plan

      The following is a brief summary of the terms of the Incentive Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Plan set forth in Exhibit B to this Proxy Statement.

      The purpose of the Incentive Plan is to promote the interests of the Company and its shareholders by providing incentives in the form of periodic bonus awards ("Awards") to certain senior executive employees of the Company and its subsidiaries, thereby motivating such executives to attain corporate performance goals described below while preserving for the benefit of the Company and its subsidiaries the associated U.S. federal income tax deduction.

Administration

      The Incentive Plan is administered by a committee of two or more "outside directors" as defined under Section 162(m) of the Code, unless otherwise determined by the Company's Board of Directors, who have been designated by the Board of Directors to act as such a committee. This function currently is performed by the Company's Compensation Committee. The Compensation Committee, or its delegate, may select senior executives, who are covered employees or who the Company anticipates may be covered employees of the Company and its subsidiaries (the "Participants"), to be granted Awards under the Incentive Plan.

Awards

      A Participant's Award shall be determined based on the achievement of written performance goals approved by the Compensation Committee. Within 90 days after the start of a designated performance period, or such lesser time as permitted by the Incentive Plan, the Committee will establish the objective performance goals for each Participant. The performance goals for Awards will be based upon one or more of the following criteria, which may be determined by reference to the performance of the Company, a subsidiary, or a division or unit of the Company or a subsidiary: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvement in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins;

(xii) stock price; (xiii) market share; (xiv) revenue or sales; (xv) costs;
(xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); (xix) return on assets; and (xx) independent industry ratings or assessments. The performance goals may be calculated without regard to extraordinary items or accounting changes.

      Prior to payment of any Award, the Compensation Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Compensation Committee, or its delegate, may decide to pay amounts which are less than the Award otherwise payable for achievement of the applicable performance goals. The Compensation Committee may base the decision to reduce the Award on any criteria it deems relevant. Payment of an Award to a Participant will occur only after such certification and will be made as determined by the Compensation Committee in its sole discretion after the end of such performance period. The Compensation Committee may permit a Participant to defer payment of an Award.

Individual Limit

      The maximum Award to any Participant with respect to any fiscal year shall be $3 million.

Amendment and Termination

      The Compensation Committee may at any time amend, suspend or terminate the Incentive Plan in whole or in part. An amendment, suspension or termination of the Incentive Plan will not adversely affect the rights or obligations under any Award granted to a Participant before the amendment, suspension or termination of the Incentive Plan.

Miscellaneous

      A Participant's rights and interest under the Incentive Plan generally may not be assigned, transferred or encumbered, except in the event of a Participant's death or as may be approved by the Compensation Committee. No Award under the Incentive Plan will be construed as giving any employee a right to continued employment with the Company or its subsidiaries.

Shareholder Approval

      Approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the shares present, or represented by proxy, and entitled to vote at the meeting.

      The Company's Board of Directors has approved the Incentive Plan and recommends that shareholders vote for the approval of the Incentive Plan. Accordingly, the persons named in the enclosed proxy intend to vote at the meeting for the approval of the Incentive Plan unless otherwise directed by the shareholder appointing them. The Incentive Plan is effective as of November 1, 1999, subject to shareholder approval.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table summarizes the compensation paid or accrued by the Company for the chief executive officer and the other four most highly compensated executives during the years ended October 31, 1999, 1998 and 1997.

Long-Term Compensation

                                                 -------------------        --------------------------------
                                                 Annual Compensation                      Awards
                                                 -------------------        --------------------------------
                                                                                         Number of
                                                                  Other                  Securities             All
                                     Year                         Annual    Restricted   Underlying            Other
                                      or                          Compen-      Stock      Options/    LTIP    Compen-
  Name and Principal Position       Period   Salary    Bonus(1)  sation(2)   Awards(3)    SARs(4)    Payouts  sation(5)
  ---------------------------       ------   ------    --------  ---------  ----------   ----------  -------  ---------
Kevork S. Hovnanian .............    1999   $831,299   $720,000     --           $0             0      N/A     $12,313
   Chairman of the Board,            1998   $800,232   $668,800     --           $0             0      N/A     $ 9,973
   and Director of the Company       1997   $778,485   $      0     --           $0             0      N/A     $10,621

Ara K. Hovnanian ................    1999   $771,827   $627,321     --        $172,800     75,000      N/A     $60,118
   President, Chief Executive        1998   $756,107   $668,800     --           $0        75,000      N/A     $10,345
   Officer and Director              1997   $713,419   $      0     --           $0        75,000      N/A     $10,992
   of the Company

J. Larry Sorsby .................    1999   $221,317   $156,992     --         $47,098     20,000      N/A     $22,060
   Senior Vice President,            1998   $232,277   $179,113     --           $0        20,000      N/A     $17,601
   Treasurer and Chief               1997   $221,539   $      0     --           $0        20,000      N/A     $14,500
   Financial Officer and
   Director of the Company

Peter S. Reinhart ...............    1999   $177,115   $ 76,800     --         $23,040          0      N/A     $16,279
   Senior Vice President/            1998   $176,738   $ 86,240     --           $0        10,000      N/A     $13,965
   General Counsel and               1997   $159,484   $      0     --           $0        10,000      N/A     $14,991
   Director of the Company

John D. Roberts .................    1999   $186,058   $ 70,000     --           $0        32,500      N/A     $ 6,838
   Vice President                    1998   $138,462   $122,000     --           $0             0      N/A     $71,345
   Process Redesign                  1997   $      0   $      0     --           $0             0      N/A     $     0

----------


Notes:
(1)   Includes awards not paid until after year end.
(2) Includes perquisites and other personal benefits unless the aggregate amount is less than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.
(3) Represents the right to receive Class A Common Stock after vesting 25% a year for four years. Any Executive with 20 years of service or who reaches the age of 58 vests immediately.
(4)   The Company does not have a stock appreciation right ("SAR") program.
(5) Includes accruals under the Company's savings and investment retirement plan (the "Retirement Plan"), deferred compensation plan (the "Deferred Plan") and term life insurance premiums for each of the named executive officers for the year ended October 31, 1999 as follows:

                            Retirement     Deferred      Term
                               Plan          Plan      Insurance      Total
                            ----------     --------    ---------      -----
        K. Hovnanian ......   $12,000      $     0      $   313      $12,313
        A. Hovnanian ......   $12,000      $47,543      $   625      $60,168
        Sorsby ............   $12,000      $ 9,599      $   461      $22,060
        Reinhart ..........   $12,000      $ 3,910      $   369      $16,279
        Roberts ...........   $ 6,449      $     0      $   389      $ 6,838

Option Grants in Last Fiscal Year

      The following table provides information on option grants in fiscal 1999 to the named executive officers.

                                          Individual Grants                          Potential
                              ---------------------------------------------       Realized Value at
                                           % of Total                                Assumed Annual
                              Number of     Options    Exercise                  Rates of Stock Price
                              Securities   Granted to  or Base                      Appreciation
                              Underlying   Employees    Price                     for Option Term(1)
                               Options     in Fiscal     Per     Expiration      --------------------
       Name                    Granted        1999      Share       Date           5%             10%
       ----                   ----------   ----------  --------  ----------      -------       ------
Kevork S. Hovnanian ......         0           N/A       N/A         N/A           N/A            N/A
Ara K. Hovnanian .........     75,000         30.5%     $6.00     10/28/09      $283,003       $717,184
J. Larry Sorsby ..........     20,000          8.1%     $8.25       5/1/09      $103,768       $262,968
Peter S. Reinhart ........         0           N/A       N/A         N/A           N/A            N/A
John D. Roberts ..........      7,500          3.0%     $8.13     11/30/08      $ 38,323       $ 97,119
John D. Roberts ..........     25,000         10.2%     $8.13     12/28/08      $127,744       $323,729

----------
Note:
(1) The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Class A Common Stock, overall stock market conditions, and the optionee's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises During the Year Ended
October 31, 1999 and Option Values at October 31, 1999

      The following table provides information on option exercises during the year ended October 31, 1999 by the named executive officers and the value of such officers' unexercised options at October 31, 1999.

                                                     Securities Underlying
                                                     Number of Unexercised        Value of Unexercised
                              Shares                      Options at             In-the-Money Options at
                             Acquired                 October 31, 1999(1)          October 31, 1999(1)
                                On        Value       -------------------          -------------------
    Name                     Exercise   Realized   Exercisable  Unexercisable   Exercisable   Unexercisable
    ----                     --------   --------   -----------  -------------   -----------   -------------
Kevork S. Hovnanian ........     0         $0          None           None          N/A            N/A
Ara K. Hovnanian ...........     0         $0        620,000       175,0000      $283,008        $28,125
J. Larry Sorsby ............     0         $0         89,333        46,667       $ 37,500         None
Peter S. Reinhart ..........     0         $0         60,667        13,333       $ 38,438         None
John D. Roberts ............     0         $0          None         32,500          N/A           None

----------
Note:
(1) The closing price of the Class A Common Stock on the last trading day of October, 1999 on the American Stock Exchange was $6.375.

Ten-Year Option Repricings

      For the year ended October 31, 1999, there was no adjustment or amendment to the exercise price of the stock options previously awarded.

Report of the Compensation Committee

      The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees. The amount and nature of the compensation received by the Company's executives during the year ended October 31, 1999 was determined in accordance with the compensation program and policies described below.

      The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options. In establishing the three major components for each executive, the Compensation Committee reviews, as part of its criteria, the compensation received by other executives in the homebuilding industry.

      Base Salary

      The Compensation Committee believes that, due to the Company's success in its principal markets, other companies seeking proven executives may view members of the Company's highly experienced executive team as potential targets. The base salaries paid to the Company's executive officers during the year ended October 31, 1999 generally were believed to be necessary to retain their services.

      Base salaries, including that of Mr. K. Hovnanian, the Company's Chairman of the Board, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Mr. A. Hovnanian set the year ended October 31, 1999 base salaries of the Company's executive officers. Each executive officer's base salary, including the base salary of Mr. K. Hovnanian, was reviewed in accordance with the above criteria by the members of the Compensation Committee and thereafter approved.

      Annual Bonus Program

      The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The annual bonus program is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity.

      The bonus program for Mr. K. Hovnanian, Chairman of the Board and Mr. A. Hovnanian, President and Chief Executive Officer pays a fixed amount bonus based on the Company's Return on Equity ("ROE"). All other executive officers participate in a plan based on ROE but instead of receiving a fixed amount, they receive a percentage of their base salary. As the Company's ROE reaches higher targeted levels, the bonus percentage of salary increases.

      The Company's annual bonus program is designed to be cost and tax effective. In accordance with section 162(m) of the Code, the bonus plan for executives receiving compensation in excess of $1,000,000 was approved by shareholders at the April 15, 1997 Annual Meeting of Shareholders and reflects the Compensation Committee's policies of maximizing corporate tax deductions, wherever feasible.

      Stock Incentive Plan

      The Stock Incentive Plan established by the Board of Directors is intended to align the interests of the Company's executives and shareholders in the enhancement of shareholder value. The ultimate value received by option holders is directly tied to increases in the Company's stock price and, therefore, stock options serve to closely link the interests of management and shareholders and motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the Stock Incentive Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

      The Stock Incentive Plan is administered by the Compensation Committee. See "Option Grants in Last Fiscal Year" above. No member of the Compensation Committee, while a member, is eligible to participate in the Stock Incentive Plan.

                                                 COMPENSATION COMMITTEE

                                                 Stephen D. Weinroth
                                                 Desmond P. McDonald

Compensation Committee Interlocks and Insider Participation

      Mr. Weinroth is Chairman of the Compensation Committee which also includes Mr. McDonald. Both Messrs. McDonald and Weinroth are non-employee directors and were never officers or employees of the Company. See "CERTAIN TRANSACTIONS" for information concerning Mr. Greenbaum's business relationship with the Company.

Performance Graph

      The following graph compares on a cumulative basis the yearly percentage change over the two and five year periods ending October 31, 1999 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor's 500 Index and with (iii) the total shareholder return on the peer group of eighteen companies. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1997 and 1994 for the preparation of the graphs. The peer group index is composed of the following companies: Centex Corporation, D R Horton, Inc., Engle Homes, Inc., Inco Homes Corporation, Kaufman & Broad Home Corporation, Lennar Corporation, Orleans Homebuilders, Inc., Presley Companies, Pulte Corporation, Rottlund, Inc., Ryland Group, Inc., Schuler Homes, Inc., Standard Pacific Corporation, Sundance Homes, Inc., Toll Brothers, Inc., U S Home Corporation, Washington Homes, Inc., and Zaring National Corporation.

      Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

 Comparison of Two-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
              the S&P 500 Index and a Peer Group Index (October 31)

                               [GRAPHIC OMITTED]

 Comparison of Five-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
              the S&P 500 Index and a Peer Group Index (October 31)

                               [GRAPHIC OMITTED]

                              CERTAIN TRANSACTIONS

      The Company's Board of Directors has adopted a general policy providing that it will not make loans to officers or directors of the Company or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans will not exceed $3,000,000 at any one time, and that such loans will be made only with the approval of the members of the Company's Board of Directors who have no interest in the transaction. At October 31, 1999, there were two loans under this policy to Mr. K. Hovnanian, Chairman of the Board amounting to $311,000 and Mr. A. Hovnanian, President, Chief Executive Officer and a Director of the Company amounting to $2,407,000, both for personal matters, at an interest rate equal to the six month U.S. Treasury Bill.

      The Company provides property management services to various limited partnerships including one partnership in which Mr. A. Hovnanian is general partner, and members of his family and certain officers and directors of the Company are limited partners. At October 31, 1999, no amounts were due the Company by these partnerships.

      Mr. Arthur Greenbaum is a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm retained by the Company during the year ended October 31, 1999.

                                     GENERAL

      The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

      Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board of Directors of the Company named herein, in favor of the ratification of selected independent accountants, for approval of amendment to the 1983 Stock Option Plan, and approval of the Senior Executive Short Term Incentive Plan. All proxies will be voted as~specified.

      Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class and will be certified by the Inspectors of Election, who are employees of the Company. Notwithstanding the foregoing, the Company's Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company's knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any permitted transferee. Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must (i) obtain from their nominee a proxy card designed for beneficial owners of Class B Common Stock, (ii) complete the certification on such card and (iii) execute the card and return it to their nominee. The Company has also supplied nominee holders of Class B Common Stock with specially designed proxy cards to accommodate the voting of the Class B Common Stock.

In accordance with the Company's Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card or the nominee proxy card relating to such shares is properly completed and received by EquiServe, the Company's transfer agent, not less than 3 nor more than 20 business days prior to March 16, 2000. Completed proxy cards should be sent to P.O. Box 9379, Boston, Massachusetts 02205-9956, Attention: Proxy Department.

      All items to be acted upon at this Annual Meeting of Shareholders will be determined by a majority of the votes cast. Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of all proposals submitted on behalf of the Company. Because of the voting power of Mr.
K. Hovnanian and such members of his family, all of the foregoing proposals are assured passage.

      Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                          SHAREHOLDER PROPOSALS FOR THE
                               2001 ANNUAL MEETING

      Shareholder proposals for inclusion in the proxy materials related to the 2001 Annual Meeting of Shareholders must be received by the Company no later than November 30, 2000. To be properly brought before the Annual Meeting, any proposal must be received 45 days prior to the 2001 Annual Meeting.

                                              By Order of the Board of Directors
                                              HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
January 26, 2000

                                                                       Exhibit A

                           HOVNANIAN ENTERPRISES, INC.

                             1983 Stock Option Plan

                      (As amended and restated May 4, 1990,
                        and amended through May 14, 1998)

      The purpose of the 1983 Stock Option Plan (the "Plan") is to make stock options for Common Stock of Hovnanian Enterprises, Inc. (the "Company") available to certain officers and key employees of the Company and its subsidiaries to give them a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their employment.

      1. AMOUNT AND SOURCE OF STOCK: Except as otherwise permitted pursuant to paragraph 8 hereof, the total number of shares of the Company's Common Stock which may be issued under the Plan shall not exceed 1,000,000. These shares may be authorized and unissued shares or issued and reacquired shares, as the Board of Directors of the Company (the "Board of Directors") may from time to time determine. The number of shares of the Company's Common Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options, and shall be increased due to the expiration or termination of options which have not been exercised.

      2. EFFECTIVE DATE AND TERM OF PLAN: This Plan (as amended and restated) shall, subject to shareholder approval, be effective May 4, 1990. Options may be granted under the Plan on or before May 3, 2000.

      3. ADMINISTRATION: The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than three directors of the Company to be appointed by, and to serve at the pleasure of, the Board of Directors. The Committee shall have full power to interpret the Plan and to establish and amend rules and regulations for its administration. The Board of Directors may from time to time appoint members of the Board of Directors in substitution for or in addition to members previously appointed and may fill vacancies in the Committee. The Board of Directors or the Committee may establish a subcommittee (the "Subcommittee") to award options to such key employees (other than executive officers) as the Subcommittee shall determine subject to such limitations as may be set by the Board of Directors. The Subcommittee shall consist of one or more directors of the Company who shall be appointed by the Board of Directors or by the Committee and who may but need not be members of the Committee.

      4. SELECTION: From time to time the Committee shall determine, from among the key employees of the Company or its subsidiaries, which of such employees shall be granted options under the Plan (the "Optionees"), the number of shares subject to each option, and whether each option shall comply with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") and be designated an Incentive Stock Option.

      5. TERMS OF OPTIONS: (a) Option Period and Exercise of Options: The Committee shall determine in its discretion the dates after which each option granted under the Plan (an "Option") may be exercised in whole or in part and the date after which such Option may no longer be exercised (the "Termination Date"), which date shall not be later than the day preceding the tenth anniversary of the date when granted. The Committee may, in its sole discretion, accelerate the date after which an Option may be exercised in whole or in part. In exercising an Option, the Optionee may exercise less than the full installment available to the Optionee, but the Optionee must exercise the Option in full shares of Common Stock of the Company. An Option which has not been exercised on or prior to its Termination Date shall be cancelled.

      (b) Option Price: The purchase price per share of Common Stock purchased under Options granted pursuant to the Plan (the "Option Price") shall be determined by the Committee and shall not be less than the Fair Market Value of the Common Stock of the Company on the date the Option is granted. The "Fair Market Value" of the Common Stock of the Company on the date of the Company's initial public offering of Common Stock shall be the public offering price. On any subsequent date, the "Fair Market Value" shall be deemed, for all purposes under this Plan, to be the mean between the high and low sale prices of the Common Stock of the Company reported as having occurred on any Stock Exchange on which the Company's Common Stock may be listed and traded on the date the Option is granted, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported. The Option Price shall be paid in full upon the exercise of the Option by certified or bank cashier's check payable to the order of the Company, by the surrender or delivery to the Company of shares of its Common Stock or by any other means acceptable to the Committee, and the stock purchased shall thereupon be promptly delivered, provided, however, that the Committee may, in its discretion, require that an Optionee pay to the Company at the time of exercise, or at such later date as the Company shall specify, such amount as the Committee deems necessary to satisfy the Company's obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon. No Optionee or his legal representatives, legatees or distributees, as the case may be, will be deemed to be a holder of any shares pursuant to exercise of an Option until the date of the issuance of a stock certificate to him for such shares. Any cash proceeds of the sale of stock subject to Options are to be added to the general funds of the Company and used for its general corporate purposes. In no event shall the Option Price be less than the par value of a share of Common Stock of the Company.

      (c) Special Rules Regarding Incentive Stock Options Granted to Certain
Employees: Notwithstanding the provisions of subsections (a) and (b) of this section, no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly, or within the meaning of Section 425(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, unless (a) the Option Price under the Option is at least 110 percent of the Fair Market Value of the stock subject to the Option at the time of the grant and (b) the Option by its terms is not exercisable after the expiration of five years from the date it is granted.

      (d) Escrow Account and Special Rules Regarding Incentive Stock Options Granted Prior to May 4, 1990: Notwithstanding the foregoing paragraphs, the Optionee may, in the sole dis cretion of the Committee, purchase the full number of shares of Common Stock with respect to which the Option has been granted, subject to the condition that any shares of Common Stock transferred to the Optionee under installments of the Option which would not have been currently exercisable (in accordance with the terms of the preceding paragraph) shall be placed in an escrow account ("Escrow Account"). Shares held in the Escrow Account shall be registered in the name of the Optionee, and all dividend, voting, liquidation and other rights of ownership with respect to shares held in the Escrow Account shall belong to the Optionee, except that the Optionee may not sell, pledge, or otherwise transfer such shares. As shares held in the Escrow Account would have become exercisable (in accordance with the terms of the preceding paragraph) they shall be withdrawn from the Escrow Account. The Optionee shall have free and clear title to all shares withdrawn from the Escrow Account, including the right to sell, pledge or otherwise transfer the shares. Upon termination of the Optionee's employment with the Company or a subsidiary thereof, all shares held in the Escrow Account on the date of termination of employment shall be subject to a right of repurchase in favor of the Company. The period of the right of repurchase shall run for 30 days commencing with the date the Optionee's employment with the Company or a subsidiary thereof terminates. During the period of the right of repurchase the Company shall have the right to repurchase from the Optionee at the Option Price all shares held in the Escrow Account.

      Notwithstanding the foregoing paragraphs, Incentive Stock Options granted prior to May 4, 1990 shall, by their terms, not be exercisable while there is outstanding any Incentive Stock Option which was granted, before the granting of such option, to such Optionee to purchase stock in the Company or in a corporation which at the time of the granting of such option is a subsidiary corporation of the Company or in a predecessor corporation of the Company or any such subsidiary. For the purpose of this paragraph an Incentive stock Option is outstanding until it is exercised in full or expires by reason of lapse of time. For the purposes of this paragraph the term "predecessor corporation" means a corporation which was a party to a transaction described in Section 425(a) of the Code (irrespective of whether a substitution or assumption under such section was in fact effected) with the Company or a corporation which at the time the new Incentive Stock Option is granted is a related corporation of the Company or a predecessor corporation of any such corporations.

      (e) Nontransferability of Options: Each option shall, during the Optionee's lifetime, be exercisable only by the Optionee, and neither it nor any right hereunder shall be transferable otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of his Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate his Option by notice to the Optionee and it shall thereupon become null and void.

      (f) Cessation of Employment of Optionee: If, prior to the Termination Date, the Optionee ceases to be employed by the Company or a subsidiary thereof (otherwise than by reason of death or disability within the meaning of Code
Section 22(e)(3)), each Option to the extent not previously exercised shall immediately terminate together with all other rights hereunder.

      (g) Death or Disability of Optionee: In the event of the death of the Optionee, prior to the Termination Date, while employed by the Company or a subsidiary thereof, each Option shall remain exercisable prior to the Termination Date for a period of one year after the date of the Optionee's death by the person or persons to whom the Optionee's rights under each Option shall pass by will or by the applicable laws of descent and distribution to the extent that the Optionee was entitled to exercise the option on the date of his death, and thereafter all Options to the extent not previously exercised shall terminate together with all other rights hereunder. If prior to the Termination Date the Optionee ceases to be employed by the Company or a subsidiary thereof by reason of disability within the meaning of Code section 22(e)(3), each Option to the extent not previously exercised shall remain exercisable prior to the Termination Date for a period of one year from the date of cessation of employment, and thereafter all Options to the extent not previously exercised shall terminate together with all other rights hereunder.

      6. LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS: With respect to Incentive Stock Options granted prior to May 4, 1990, the aggregate fair market value (determined as of the date the Option is granted) of the Common Stock for which any employee may be granted Incentive Stock Options in any calendar year under this and any other stock option plan maintained by the Company and/or its subsidiaries shall not exceed (a) $100,000 plus (b) the "carryover amount" for that calendar year. The "carryover amount" with respect to a calendar year shall equal (a) one-half of the sum of the excess, for each of the preceding three calendar years (excluding years prior to 1981) of $100,000 over the fair market value (determined as of the time the option is granted) of the Common Stock for which the employee was granted incentive stock options under this and any other stock option plan maintained by the Company and/or its subsidiaries, minus (b) the amount of any such excess used as a carryover amount in the grant of incentive stock options in any preceding calendar year. For purposes of this paragraph, the amount of options granted in any calendar year shall be treated as first using up the $100,000 limitation for that year and any additional grants shall be treated as using up unused carryover amounts in the order of the calendar years in which the carryover amounts arose.

      With respect to Incentive Stock Options granted subsequent to December 31, 1986, the aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under this and any other stock option plan maintained by the Company and/or its subsidiaries shall not exceed $100,000.

      7. INSTRUMENT OF GRANT: The terms and conditions of each Option granted under the Plan shall be set forth in an instrument designated "Incentive Stock Option Agreement" substantially in the form of Exhibit 1 attached hereto and made a part hereof if the Committee determines that such Option shall be an Incentive Stock Option under the provisions of section 422A of the Code. Otherwise, the terms and conditions of each Option granted under the Plan shall be set forth in an instrument designated "Stock

Option Agreement" substantially in the form of Exhibit 2 attached hereto and made a part hereof. The Committee may make such modifications in the provisions of the instrument of grant as it shall deem advisable or as may be required by any provision of the Code.

      8. ADJUSTMENTS UPON CHANGES IN STOCK: If (a) the Company shall at any time be involved in a transaction to which subsection (a) of section 425 of the Code is applicable; (b) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock; or (c) any other event shall occur which in the judgment of the Board of Directors necessitates action by way of adjusting the terms of the outstanding Options, the Board of Directors shall forthwith take any such action as in its judgment shall be necessary to preserve for the Optionees rights substantially proportionate to the rights existing prior to such event and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under paragraph 1 above shall be increased or decreased, as the case may be, proportionately. The judgment of the Board of Directors with respect to any matter referred to in this paragraph shall be conclusive and binding upon each Optionee.

      9. AMENDMENTS AND TERMINATION: The Board of Directors may amend or terminate the Plan but may not (i) without the consent of the Optionee alter or impair any rights or obligations under any Option theretofore granted or (ii) without the approval of the holders of a majority of the shares of the Company voting thereon make any alteration in the Plan, except as provided in paragraph 8 hereof, which operates:

            (a) to increase the total number of shares which may be issued under the Plan;

            (b) to extend the term during which Options may be granted under the Plan;

            (c) to permit the exercise of an Option after the date on which such Option would otherwise terminate pursuant to the terms hereof;

            (d) to reduce the Option Price per share to less than the Fair Market Value of the Common Stock on the date the Option is granted; or

            (e) to change the class of persons eligible to receive Options under the Plan.

      10. PLAN DOES NOT CONFER EMPLOYMENT OR STOCKHOLDER RIGHTS: The right of the Company or any subsidiary thereof to terminate (whether by dismissal, discharge, retirement or otherwise) the Optionee's employment with it at any time at will, or as otherwise provided by any agreement between the Company and the Optionee, is specifically reserved. Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death shall have any rights of a stockholder with respect to the shares subject to each Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of each Option as provided for herein.

      11. DEFINITION: As used in the Plan the term "subsidiary" shall have the meaning assigned to such term in Section 425 of the Code and in addition shall include both foreign and domestic subsidiaries and any corporation which becomes a subsidiary after the date of adoption of the Plan.

                                                                       Exhibit B

                           HOVNANIAN ENTERPRISES, INC.
                   SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN

      1. Purpose. The purpose of the Senior Executive Short-Term Incentive Plan (the "Plan") is to advance the interests of K. Hovnanian (the "Company"), and its shareholders by providing incentives in the form of periodic bonus awards ("Awards") to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals articulated under the Plan.

      2. Administration. (a) The Plan shall be administered by two or more "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), unless otherwise determined by the Company's Board of Directors, who have been designed by the Company's Board of Directors to act as the committee (the "Committee").

      (b) The Committee shall have the exclusive authority to select the senior executives to be granted Awards under the Plan, to determine the size and terms of the Award (subject to the limitations imposed on Awards in Section 4 below), to modify the terms of any Award that has been granted (except for any modification that would increase the amount of the Award payable to an executive), to determine the time when Awards will be made and the performance period to which they relate, to establish performance objectives in respect of such performance periods, and to certify that such performance objectives were attained; provided, however, that any such action shall be consistent with the applicable provisions of Section 162(m) of the Code. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall be final, conclusive and binding on all parties concerned.

      3. Participation. Awards may be granted to senior executives of the Company and its affiliates who are "covered employees", as defined in Section 162(m) of the Code, or who the Committee anticipates may become covered employees. An Executive to whom an Award is granted shall be a "Participant".

      4. Awards under the Plan. (a) A Participant's Award shall be determined based on the attainment of written performance goals approved by the Committee in respect of a specified period of service (a "performance period"), which is established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) not more than 90 day after the commencement of that performance period or, if less, the number of days which is equal to 25 percent of that performance period. The performance goals shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent to cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or other indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to extraordinary items. In any event, the performance goals shall be based on a objective formula or standard. The maximum amount of an Award to any Participant with respect to a fiscal year of the Company shall be $3 million.

      (b) The Committee shall determine whether the specified performance goals have been met with respect to any Participant and, if such goals have been met, shall so certify and shall ascertain the amount of the applicable Award. No Awards will be paid for any performance period until such applicable certification is made by the Committee. The amount of the Award actually paid to any Participant may, at the discretion of the Committee, be less than the amount determined by the applicable performance goal formula. The amount of the Award determined by the Committee in respect of a performance period shall be paid to the Participant at such time after the end of such performance period as shall be determined by the Committee in its sole discretion; provided, however, that a Participant may, if and to the extent permitted by the Committee, elect to defer receipt of an Award.

      (c) The provisions of this Section 4 shall be administered and interpreted in accordance with Section 162(m) of the Code and all supporting regulations to ensure the deductibility by the Company or any of its affiliates of the payment of Awards.

      5. Amendment and Termination of the Plan.

      (a) The Committee may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Committee may deem appropriate.

      (b) No amendment, suspension or termination of the Plan shall, without the Participant's consent, impair any of the rights or obligations under any Award theretofore granted to a Participant under the Plan.

      6. Miscellaneous Provisions.

      (a) Determination made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any right to be retained as an employee of to Company or any affiliate thereof.

      (b) A Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that, subject to applicable law, any amounts payable to any Participant hereunder are subject to reduction to satisfy any liabilities owed to the Company or any of its affiliates by the Participant. Any attempted assignment or transfer, hypothecation or encumbrance shall be void and of no effect.

      (c) The Company and its affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.

      (d) Each person who is or at any time serves as a member of the Committee or the Company's Board of Directors shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

      (e) Each member of the Committee and the Company's Board of Directors shall be fully justified in relying or acting in good faith upon any report made by to independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee or the Company's Board of Directors be liable for any determination made or other action taken or any failure to act in reliance upon any such report or information or for any action taken, including without limitation the furnishing of information, or failure to act, if in good faith.

      (f) All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

      (g) The Plan shall be effective as of November 1, 1999. However, if the Plan is not approved, prior to the payment of any Awards, by the affirmative vote of holders of a majority of the shares of the Company present or represented by proxy without payment therefor and entitled to vote, the Plan shall terminate and all Awards granted thereunder shall terminate.

HV239B                              DETACH HERE

                                      PROXY

                           HOVNANIAN ENTERPRISES, INC.

                     Nominee Holder of Class B Common Stock

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 16, 2000, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 26, 2000 and upon all other matters properly coming before said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

HV239A                              DETACH HERE

|X|  Please mark
     votes as in
     this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of amendments to the Company's 1983 Stock Option Plan; (4) for the approval of the Company's Senior Executive Short Term Incentive Plan; and (5) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2), (3), (4) and (5).

1.   Election of Directors.

     Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan,
     (04) A. Greenbaum, (05) D. McDonald, (06) P. Reinhart, (07) J. Sorsby,
     (08) S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above

2.  Ratification of the selection of         FOR        AGAINST     ABSTAIN
    Ernst & Young LLP as independent         |_|          |_|         |_|
    accountants for the year ended
    October 31, 2000.

3.  Approval of amendments to the
    Company's 1983 Stock Option Plan.        |_|          |_|         |_|

4.  Approval of the Company's Senior
    Executive Short Term Incentive Plan.     |_|          |_|         |_|

5.  In their discretion, upon other
    matters as may properly come before
    the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature:_________________ Date:______ Signature:_________________ Date:_______

HV138B                             DETACH HERE

                                      PROXY

                           HOVNANIAN ENTERPRISES, INC.

                              Class A Common Stock

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 16, 2000, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 26, 2000 and upon all other matters properly coming before said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

HV138A                              DETACH HERE

|X|  Please mark
     votes as in
     this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of amendments to the Company's 1983 Stock Option Plan; (4) for the approval of the Company's Senior Executive Short Term Incentive Plan; and (5) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2), (3), (4) and (5).

1.   Election of Directors.

     Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan,
     (04) A. Greenbaum, (05) D. McDonald, (06) P. Reinhart, (07) J. Sorsby,
     (08) S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above

2.  Ratification of the selection of         FOR        AGAINST     ABSTAIN
    Ernst & Young LLP as independent         |_|          |_|         |_|
    accountants for the year ended
    October 31, 2000.

3.  Approval of amendments to the
    Company's 1983 Stock Option Plan.        |_|          |_|         |_|

4.  Approval of the Company's Senior
    Executive Short Term Incentive Plan.     |_|          |_|         |_|

5.  In their discretion, upon other
    matters as may properly come before
    the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature:_________________ Date:______ Signature:_________________ Date:_______

HV441B                             DETACH HERE

                                      PROXY

                           HOVNANIAN ENTERPRISES, INC.

                    Beneficial Owner of Class B Common Stock

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 16, 2000, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 26, 2000 and upon all other matters properly coming before said meeting.

By signing on the reverse hereof, the undersigned certifies that (A) with respect to _________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A) of Article FOURTH of the Company's Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining ______________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held, since the date of issuance, for the benefit or account of the same benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

HV441A                              DETACH HERE

|X|  Please mark
     votes as in
     this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of amendments to the Company's 1983 Stock Option Plan; (4) for the approval of the Company's Senior Executive Short Term Incentive Plan; and (5) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2), (3), (4) and (5).

1.   Election of Directors.

     Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan,
     (04) A. Greenbaum, (05) D. McDonald, (06) P. Reinhart, (07) J. Sorsby,
     (08) S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above

2.  Ratification of the selection of         FOR        AGAINST     ABSTAIN
    Ernst & Young LLP as independent         |_|          |_|         |_|
    accountants for the year ended
    October 31, 2000.

3.  Approval of amendments to the
    Company's 1983 Stock Option Plan.        |_|          |_|         |_|

4.  Approval of the Company's Senior
    Executive Short Term Incentive Plan.     |_|          |_|         |_|

5.  In their discretion, upon other
    matters as may properly come before
    the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature:_________________ Date:______ Signature:_________________ Date:_______

HV340B                             DETACH HERE

                                      PROXY

                           HOVNANIAN ENTERPRISES, INC.

                              Class B Common Stock

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 16, 2000, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated January 26, 2000 and upon all other matters properly coming before said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

HV340A                              DETACH HERE

|X|  Please mark
     votes as in
     this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of amendments to the Company's 1983 Stock Option Plan; (4) for the approval of the Company's Senior Executive Short Term Incentive Plan; and (5) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2), (3), (4) and (5).

1.   Election of Directors.

     Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan,
     (04) A. Greenbaum, (05) D. McDonald, (06) P. Reinhart, (07) J. Sorsby,
     (08) S. Weinroth

                        FOR                 WITHHELD
                        |_|                   |_|

     |_|   ______________________________________
           For all nominees except as noted above

2.  Ratification of the selection of         FOR        AGAINST     ABSTAIN
    Ernst & Young LLP as independent         |_|          |_|         |_|
    accountants for the year ended
    October 31, 2000.

3.  Approval of amendments to the
    Company's 1983 Stock Option Plan.        |_|          |_|         |_|

4.  Approval of the Company's Senior
    Executive Short Term Incentive Plan.     |_|          |_|         |_|

5.  In their discretion, upon other
    matters as may properly come before
    the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature:_________________ Date:______ Signature:_________________ Date:_______